Exhibit 99.1

SITO Mobile Reports Second Quarter 2016 Financial Results

Q2 Revenue $9.9 Million, Up 168% Year-Over-Year; Led by Media Placement Revenue of $8.3 Million, Up 285% Year-Over-Year

Brent Rosenthal to join SITO Mobile’s Board of Directors

JERSEY CITY, N.J., August 15, 2016 (GLOBE NEWSWIRE) -- SITO Mobile Ltd. (NASDAQ: SITO), a leading mobile engagement platform, today announced its results for the second quarter ended June 30, 2016.

Second Quarter 2016 Business Highlights

●	TOTAL REVENUE: was $9.9 million, an increase of 168% year-over-year.

●	MEDIA PLACEMENT REVENUE: (SITO Mobile’s programmatic advertising revenue) was $8.3 million, an increase of 285% year-over-year and 71% sequentially.

●	GROSS PROFIT: was $5.4 million (55% gross margin) in Q2 2016, up from $1.8 million (51% gross margin) in Q2 2015. (Please refer to the supplemental schedule below for calculation of Gross Profit and Gross Margin).

●	ADJUSTED EBITDA: was $1.8 million for the quarter, up from $0.1 million in Q1 and ($0.2) million in Q2 of 2015. (See attached schedule for reconciliation of Adjusted EBITDA to GAAP)

●	NET INCOME: was $0.7 million, which equates to $0.04 earnings per share on total shares outstanding of 17.4 million.

“In the Second quarter, we produced early indications of the kind of consistent, solid revenue growth we’re expecting as we work towards becoming a dominant player in location-based mobile advertising,” said Jerry Hug, CEO of SITO Mobile. “The overall market for mobile advertising is already measured in $10’s of billions and is growing rapidly. Mobile Media is uniquely equipped to handle location-based ad campaigns and SITO Mobile is emerging as a leading player in this $18 billion segment of the mobile advertising market. SITO Mobile is creating higher levels of mobile consumer engagement – resulting in more clients, more campaigns and larger campaign spending commitments, as the largest global advertisers shift significant advertising dollars to mobile. On this foundation, we look forward to producing meaningful revenue growth for the balance of 2016 and beyond.”

Commenting on SITO’s new Board Member, Hug added, “We’re excited to welcome Brent Rosenthal to our Board of Directors. Brent is an accomplished investor and business professional with an outstanding 20+ year track record of creating shareholder value in cable, telecom, mobile, Out-of-Home and information companies. Most recently, he spearheaded an investment in Rentrak Corporation (NASDAQ: RENT) where he served on the Board of Directors from 2008 – 2016, including as the Non-Executive Chairman from 2011 – 2016. He worked closely with management to pivot the Company which led to a dramatic increase in market capitalization, culminating in a merger with comScore (NASDAQ: SCOR). Brent’s business acumen, professional network and extensive public company Board experience will be invaluable to our team.”

Conference call information:

Date: Monday, August 15, 2016

Time: 4:30 P.M. Eastern Time (ET)

Dial in Number for U.S. & Canadian Callers: 877-407-8293

Dial in Number for International Callers (Outside U.S. & Canada): 201-689-8349

Participating on the call will be SITO Mobile's Chief Executive Officer Jerry Hug and Chief Financial Officer Kurt Streams. To join the live conference call, please dial into the above referenced telephone numbers five to ten minutes prior to the scheduled conference call time.

A replay will be available for 2 weeks starting on August 15, 2016 at approximately 8:00 P.M. ET. To access the replay, please dial 877-660-6853 in the U.S. and 201-612-7415 for international callers. The conference ID# is 13642293.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, sales growth, our reliance on brand owners and wireless carriers, the possible need for additional capital as well as other risks identified in our filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

[FINANCIAL TABLES TO FOLLOW]

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Revenue
Media placement	$8,297,880	$2,154,030	$13,159,380	$3,781,530
Wireless applications	1,454,428	1,387,313	2,945,078	3,391,629
Licensing and royalties	125,946	139,535	261,365	274,539
Total revenue	9,878,254	3,680,878	16,365,823	7,447,698

Costs and Expenses
Cost of revenue	4,430,522	1,807,237	7,487,118	3,423,210
Sales and marketing	2,662,886	905,285	4,762,905	1,781,574
General and administrative	1,454,056	1,474,156	3,351,324	2,638,908
Depreciation and amortization	160,444	77,361	324,804	145,442

Total costs and expenses	8,707,908	4,264,039	15,926,151	7,989,134

Income (loss) from operations	1,170,346	(583,161)	439,672	(541,436)

Other Income (Expense)
Interest income	-	-	-	54,323
Interest expense	(445,091)	(454,199)	(885,113)	(888,758)

Net income (loss) before income taxes	725,255	(1,037,360)	(445,441)	(1,375,871)

Provision for income taxes	-	-	-	-

Net income (loss)	$725,255	$(1,037,360)	$(445,441)	$(1,375,871)

Basic earnings (loss) per share	$0.04	$(0.07)	$(0.02)	$(0.09)
Basic weighted average shares outstanding	17,355,478	15,404,817	17,288,445	15,385,645

Diluted earnings (loss) per share	$0.04	$-	$-	$-
Diluted weighted average shares outstanding	19,831,509	-	-	-

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Non-GAAP Financial Measures

This press release uses Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA should not be considered a replacement for, and should be read together with, the most comparable GAAP financial measure, which is Operating Profit (Loss). A reconciliation of Adjusted EBITDA to Operating Profit (Loss) is included herein.

To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures in this press release, including EBITDA. The Company believes that non-GAAP financial measures are helpful in understanding its past financial performance and potential future results, particularly in light of the effect of various acquisition transactions effected by the Company. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP.

Management excludes stock based compensation expense because they believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors to make more meaningful comparisons between our operating results and those of other companies. Accordingly, management believes that excluding this expense provides investors and management with greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may also facilitate comparison with the results of other companies in our industry. Management uses Adjusted EBITDA in managing and analyzing its business and financial condition. Management believes that the presentation of non-GAAP financial measures provides investors greater transparency into ongoing results of operations allowing investors to better compare the Company's results from period to period.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015

Net Income (Loss)	725,255	(1,037,360)	(445,441)	(1,375,871)
Adjustments to reconcile net income (loss) to EBITDA:
Depreciation and amortization expense included in costs and expenses:
Amortization included in cost of revenue	271,198	175,001	523,693	326,412
Depreciation and other amortization	160,444	77,361	324,804	145,442
Total depreciation and amortization expense	431,642	252,362	848,497	471,854

Interest Income				54,323
Interest expense	445,091	454,199	885,113	888,758
Provision for income taxes	-	-	-	-

EBITDA	1,601,988	(330,799)	1,288,169	39,064

Adjustments to reconcile EBITDA:
Stock based compensation expense included in costs and expenses:
Sales and marketing	75,327	22,808	149,361	45,923
General and administrative	110,604	124,491	410,072	251,342
Total stock based compensation expense	185,931	147,299	559,433	297,265

Adjusted EBITDA	1,787,919	(183,500)	1,847,602	336,329

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SITO Mobile, Ltd.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2016	2015
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$1,682,785	$2,615,184
Accounts receivable, net	8,819,725	6,167,816
Other prepaid expenses	91,055	123,692

Total current assets	10,593,565	8,906,692

Property and equipment, net	492,010	585,356

Other assets
Capitalized software development costs, net	1,846,330	1,600,813
Intangible assets:
Patents	406,546	445,473
Patent applications cost	928,969	897,087
Other intangible assets, net	1,574,507	1,714,477
Goodwill	6,444,225	6,444,225
Deferred loan costs, net	56,520	78,116
Other assets including security deposits	108,938	84,829

Total other assets	11,366,035	11,265,020

Total assets	$22,451,610	$20,757,068

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2016	2015
	(Unaudited)

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$6,837,561	$4,828,600
Accrued expenses	1,795,234	1,277,896
Deferred revenue	563,976	532,909
Current obligations under capital lease	3,320	11,699
Note payable, net - current portion	2,068,450	3,984,219

Total current liabilities	11,268,541	10,635,323

Long-term liabilities
Obligations under capital lease	4,510	6,201
Note payable	5,315,989	4,934,966

Total long-term liabilities	5,320,499	4,941,167

Total liabilities	16,589,040	15,576,490

Commitments and contingencies - See notes 17

Stockholders' Equity
Preferred stock, $.0001 par value, 5,000,000 shares authorized; none outstanding	-	-
Common stock, $.001 par value; 100,000,000 shares authorized, 17,357,520 shares issued and outstanding as of June 30, 2016 and $.001 par value; 300,000,000 shares authorized, 17,157,520 shares issued and outstanding as of December 31, 2015	17,3576	17,156
Additional paid-in capital	145,665,480	144,538,247
Accumulated deficit	(139,820,266)	(139,374,825)

Total stockholders' equity	5,862,570	5,180,578

Total liabilities and stockholders' equity	$22,451,610	$20,757,068

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended
	June 30,
	2016	2015

Cash Flows from Operating Activities
Net income (loss)	$(725,255)	$(1,037,364)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation expense	43,263	35,419
Amortization expense - software development costs	271,199	175,001
Amortization expense - patents	49,431	43,645
Amortization expense - discount of debt	198,910	152,585
Amortization expense - deferred costs	9,432	13,334
Amortization expense - intangible assets	67,750	-
Provision for bad debt	95,005	-
Loss on disposition of assets	-	-
Stock based compensation	185,931	147,299
Changes in operating assets and liabilities:
(Increase) in accounts receivable, net	(2,675,931)	(794,502)
Decrease (increase) in prepaid expenses	42,649	(134,211)
(Increase) decrease in other assets	(10,794)	(250
Increase (decrease) in accounts payable	2,375,634	(1,032,077)
Increase (decrease) in accrued expenses	234,611	129,690
Increase in deferred revenue	249,054	308,669
Increase in accrued interest	60,474	83,513

Net cash provided by (used in) operating activities	921,873	(1,909,249)

Cash Flows from Investing Activities
Patents and patent applications costs	(41,449)	(74,148)
Purchase of property and equipment	(9,852)	(225,000)
Capitalized software development costs	(342,673)	(340,350)

Net cash used in investing activities	$(393,974)	$(639,498)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended
	June 30,
	2016	2015
Cash Flows from Financing Activities
Repayments on related party loans	-	525,000
Principal reduction on obligation under capital lease	(3,564)	(4,911)
Principal reduction on repayment of debt	(525,000)	-

Net cash (used in) provided by financing activities	(528,564)	520,089

Net decrease in cash and cash equivalents	(665)	(2,028,658)

Cash and cash equivalents - beginning of period	1,683,450	4,815,907

Cash and cash equivalents - ending of period	$1,682,785	$2,787,249

Supplemental Information:

Interest expense paid	$115,812	$204,685
Income taxes paid	$17,729	$4,600

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SITO Mobile, Ltd.
Supplemental Schedule
Amounts in thousands except percentages

	June 30, 2015		September 30, 2015		December 31, 2015	Fiscal Year 2015		March 31, 2016	June 30, 2016
	Reported	Adjusted	Reported	Adjusted	Reported	Reported	Adjusted	Reported	Reported
Revenue
Media placement	2,154	2,154	3,023	3,023	5,345	12,150	12,150	4,862	8,298
Wireless Applications	1,387	1,387	1,347	1,347	1,622	6,360	6,360	1,491	1,454
Licensing and royalties	140	140	144	144	245	664	664	135	126
Total Revenue	3,681	3,681	4,514	4,514	7,212	19,174	19,174	6,488	9,878

Cost of Revenue	1,445	1,807	1,513	2,164	3,449	7,987	9,064	3,057	4,431

Gross Profit	2,236	1,874	3,001	2,350	3,763	11,187	10,110	3,431	5,448
Gross Margin	61%	51%	66%	52%	52%	58%	53%	53%	55%
Operating Expenses
General and administrative	1,459	1,474	2,241	2,254	1,584	6,439	6,476	1,897	1,454
Sales & marketing	1,268	906	1,849	1,198	1,877	5,906	4,829	2,100	2,663
Research and development	15	-	13	-	0	37	-	0	0
Loss on impairment of long-lived asset	-	-	831	831	0	831	831	0	0
Depreciation & amortization	77	77	209	209	219	573	573	164	160
Total Operating Expenses	2,819	2,457	5,143	4,492	3,680	13,786	12,709	4,161	4,276

Income (Loss) from Operations	(583)	(583)	(2,142)	(2,142)	83	(2,599)	(2,599)	(730)	1,171

Note: Certain reclassifications have been made to conform the fiscal 2015 quarterly amounts to the fiscal 2016 classifications for comparative purposes. The Company is reporting a vendor cost in cost or revenue that had been previously reported in sales and marketing expense and is reporting research and development cost in general and administrative expense. The changes are only expense reclassifications and do not affect revenue, total costs and revenues, income (loss) from operations, net income or any balance sheet accounts. Amounts affected by the reclassification are shown in bold in the table above.

Contact:

Investor Relations:

Joseph Wilkinson

SVP Investor Relations

Joseph.Wilkinson@sitomobile.com

Media Relations:

Alexandra Levy

Silicon Alley Media

alex@siliconalley-media.com

RELATED LINKS

http://www.sitomobile.com

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